SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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OLD WESTBURY FUNDS, INC.

(Name of Registrant As Specified In Its Charter)

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OLD WESTBURY FUNDS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Old Westbury U.S. Large Cap Fund
Old Westbury Non-U.S. Large Cap Fund
Old Westbury Global Small & Mid Cap Fund
Old Westbury Global Opportunities Fund
Old Westbury Real Return Fund
Old Westbury Fixed Income Fund
Old Westbury Municipal Bond Fund

Dear Shareholder:

          On behalf of the Board of Directors of Old Westbury Funds, Inc. (the “Corporation”), we are pleased to invite you to a special meeting of shareholders of the series of the Corporation listed above (each, a “Fund” and collectively, the “Funds”) to be held at 11:00 a.m. Eastern Time, on December [7], 2009, at the Corporation’s offices located at 760 Moore Road, King of Prussia, Pennsylvania.

          As discussed in more detail in the enclosed Proxy Statement, you will be asked to approve the following proposals, which are being recommended by the Board of Directors:

●	Election of a Director to the Corporation. The nominee is currently a Director of the Corporation, who was previously appointed by the Board of Directors.
●

Approval of changes to or the elimination of certain fundamental investment limitations with respect to various Funds, in order to, among other things, modernize certain limitations and eliminate redundant or burdensome limitations.

●	Approval of certain changes to the investment goals of various Funds and the reclassification of each Fund’s investment goals as non-fundamental.

Your vote is important

          After reviewing these proposals, your Board of Directors unanimously approved all of these proposals and recommends approval by the shareholders of each Fund (as applicable), as is more fully described in the accompanying Proxy Statement. It is now your turn to review the proposals and vote on them at the upcoming meeting.

          If you are not available to attend the meeting, then please promptly complete, date, sign and return the enclosed proxy card(s) in order to avoid the expense of additional mailings or contacting you by telephone. No matter how many shares you own, your timely vote is important.

          Thank you in advance for your consideration of these important matters.

Sincerely,

Marc D. Stern
President
Old Westbury Funds, Inc.

OLD WESTBURY FUNDS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Old Westbury U.S. Large Cap Fund
Old Westbury Non-U.S. Large Cap Fund
Old Westbury Global Small & Mid Cap Fund
Old Westbury Global Opportunities Fund
Old Westbury Real Return Fund
Old Westbury Fixed Income Fund
Old Westbury Municipal Bond Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
DECEMBER [7], 2009

To the Shareholders of the Funds:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the series of Old Westbury Funds, Inc.’s (the “Corporation”) listed above (each, a “Fund” and collectively, the “Funds”) will be held on December [7], 2009 at 11:00 a.m. Eastern Time, at the offices of the Corporation located at 760 Moore Road, King of Prussia, Pennsylvania 19406, for the following purposes:

1.	To be voted on by shareholders of the Funds, voting together: To elect a Director of the Corporation, as is described in Part I of the attached Proxy Statement.

2.

To be voted separately by shareholders of each applicable Fund: To approve the elimination of or changes to certain fundamental investment limitations, as is more fully described in Part II of the attached Proxy Statement.

3.

To be voted separately by shareholders of each applicable Fund: To approve certain changes to the investment goals of certain Funds, as is more fully described in Part III of the attached Proxy Statement.

4.	To be voted separately by shareholders of each Fund: To reclassify the investment goals of each of the Funds as non-fundamental, as is more fully described in Part IV of the attached Proxy Statement.

5.	To consider and act upon such other matters as may properly come before the Meeting or any adjourned sessions thereof.

Shareholders of record of the close of business on September [30], 2009, are entitled to notice of, and to vote, at the Meeting.

October _, 2009

By Order of the Board of Directors

Diane J. Drake
Secretary

YOUR VOTE IS IMPORTANT

Please respond — your vote is important. Whether or not you plan to attend the Meeting, please promptly complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-prepaid envelope. Please vote now in order to avoid the cost of additional solicitations.

OLD WESTBURY FUNDS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Old Westbury U.S. Large Cap Fund
Old Westbury Non-U.S. Large Cap Fund
Old Westbury Global Small & Mid Cap Fund
Old Westbury Global Opportunities Fund
Old Westbury Real Return Fund
Old Westbury Fixed Income Fund
Old Westbury Municipal Bond Fund

PROXY STATEMENT

          The Board of Directors (the “Board”) of Old Westbury Funds, Inc. (the “Corporation”) is soliciting proxies from shareholders of each series of the Corporation (each, a “Fund” and collectively the “Funds”) in connection with a special meeting (the “Meeting”) of shareholders of the Funds to be held at 11 a.m. Eastern Time on December [7], 2009, at the offices of the Corporation at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Notice of the Meeting, this Proxy Statement and the enclosed proxy card(s) are being sent to shareholders of record as of September [30], 2009 (the “Record Date”) beginning on or about [October __, 2009]. You may obtain a copy of the Corporation’s most recent annual and semi-annual reports free of charge by calling 1-800-607-2200.

          The Meeting is being called for the following purposes: (1) to elect a Director of the Corporation; (2) to approve the elimination of, or changes to, certain fundamental investment limitations; (3) to approve certain changes to the investment goals of certain Funds; (4) to reclassify the investment goals of each of the Funds as non-fundamental; and (5) to consider and act upon such other matters as may properly come before the Meeting or any adjourned sessions thereof.

          Part I of this Proxy Statement contains information relating to the proposal to elect a Director of the Corporation, who is currently a Director of the Corporation appointed by the Board. Part II contains information relating to the proposal to eliminate or change certain fundamental investment limitations. Part III contains information relating to the proposal to change the investment goals of certain of the Funds. Part IV contains information relating to the proposal to reclassify the investment goals of each of the Funds as non-fundamental. Part V contains additional background information about the Corporation, its investment adviser, Bessemer Investment Management LLC (the “Adviser”) and other matters. Part VI contains general information about the Meeting and shareholder voting.

           The following table sets out each proposal described in this Proxy Statement and indicate those Funds whose shareholders are being asked to vote on each such proposal.

Summary of Proposals and Funds Affected*

Name of Fund	I. Proposal to Elect a Director	II-A. Proposal to Eliminate Fundamental Limitations relating to Pledging of Assets	II-B. Proposal to Eliminate Fundamental Limitations relating to Joint Securities Trading Account	II-C. Proposal to Revise Fundamental Limitations relating to Borrowing	II-D. Proposal to Revise Fundamental Limitations relating to Lending
Old Westbury U.S. Large Cap Fund	X	X	X	X	X
Old Westbury Non-U.S. Large Cap Fund	X	X	X	X	X
Old Westbury Global Small & Mid Cap Fund	X	X	X	X	X
Old Westbury Global Opportunities Fund	X	X		X	X
Old Westbury Real Return Fund	X	X	X	X	X
Old Westbury Fixed Income Fund	X	X	X	X	X
Old Westbury Municipal Bond Fund	X	X	X	X	X
* An “X” denotes that the Fund is affected by the proposal and that the Fund’s shareholders are being solicited to vote with respect to that proposal.

Summary of Proposals and Funds Affected (continued)*

Name of Fund	II-E. Proposal to Revise Fundamental Limitations relating to Investments in Real Estate	II-F. Proposal to Revise Fundamental Limitations relating to Investments in Commodities	II-G. Proposal to Revise Fundamental Limitations relating to Issuance of Senior Securities	II-H. Proposal to Revise Fundamental Limitations relating to Industry Concentration	II-I. Proposal to Revise Fundamental Limitation relating to Issuer Diversification	III-A. Proposal to Revise the Investment Goal of Old Westbury U.S. Large Cap Fund
Old Westbury U.S. Large Cap Fund	X	X	X	X	X	X
Old Westbury Non-U.S. Large Cap Fund	X	X	X	X	X
Old Westbury Global Small & Mid Cap Fund	X	X	X	X	X
Old Westbury Global Opportunities Fund	X	X	X	X	X
Old Westbury Real Return Fund			X	X	X
Old Westbury Fixed Income Fund	X	X	X	X	X
Old Westbury Municipal Bond Fund	X	X	X	X	X
* An “X” denotes that the Fund is affected by the proposal and that the Fund’s shareholders are being solicited to vote with respect to that proposal.

Summary of Proposals and Funds Affected (continued)*

Name of Fund	III-B. Proposal to Revise the Investment Goal of Old Westbury Non-U.S. Large Cap Fund	III-C. Proposal to Revise the Investment Goal of Old Westbury Real Return Fund	III-D. Proposal to Revise the Investment Goal of Old Westbury Municipal Bond Fund	IV-. Proposal to Reclassify the Investment Goals of the Funds as Non- Fundamental
Old Westbury U.S. Large Cap Fund				X
Old Westbury Non-U.S. Large Cap Fund	X			X
Old Westbury Global Small & Mid Cap Fund				X
Old Westbury Global Opportunities Fund				X
Old Westbury Real Return Fund		X		X
Old Westbury Fixed Income Fund				X
Old Westbury Municipal Bond Fund			X	X
* An “X” denotes that the Fund is affected by the proposal and that the Fund’s shareholders are being solicited to vote with respect to that proposal.

I. TO ELECT A DIRECTOR OF THE CORPORATION

How are directors selected?

The Board has a Nominating Committee consisting of individuals who are not “interested persons” of the Corporation as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) that nominates Director candidates. Board members who are not interested persons of the Corporation are referred to as “Independent Directors,” and Board members who are interested persons of the Corporation are referred to as “Interested Directors.”

Who is the candidate?

          You are being asked to elect Stephen M. Watson who currently serves as a Director of the Corporation, having previously been appointed by the Board. Mr. Watson is deemed to be “interested” by virtue of his position as a Managing Director of Bessemer Trust Company, N.A., the entity that owns the Adviser. Mr. Watson, if elected, will serve as a Director of the Corporation until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until he sooner dies, resigns or is removed as provided in the governing documents of the Corporation. Mr. Watson has indicated that he is willing to continue to serve as a Director. If Mr. Watson should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Directors may recommend.

What is the current Board composition?

          The Board is currently composed of five Directors, four of whom are Independent Directors and one, Mr. Watson, who is an Interested Director. The following table sets forth certain information regarding the Interested Director nominee and Directors whose terms of office continue beyond the Meeting.

INTERESTED DIRECTOR NOMINEE

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
Stephen M. Watson 630 Fifth Avenue New York, NY 10111 Year of Birth: 1957	Director	Indefinite; 2 years	Managing Director of Bessemer Trust Company, N.A.	7	0

[1]

Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

INDEPENDENT DIRECTORS

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
Robert M. Kaufman, Esq. 630 Fifth Avenue New York, NY 10111 Year of Birth: 1929	Chairperson & Director	Indefinite; 15 Years	Partner, Proskauer Rose LLP, Attorneys at Law.	7	0

Eugene P. Beard 630 Fifth Avenue New York, NY 10111 Year of Birth: 1935	Vice Chairperson & Director	Indefinite; 10 Years	Chairman and Chief Executive Officer, Westport Asset Fund, Inc.	7	4[2]
Patricia L. Francy 630 Fifth Avenue New York, NY 10111 Year of Birth: 1945	Director	Indefinite; 4 Years	Retired. Special Advisor for Alumni Relations (2004-2005), Treasurer (1989-2003), Controller (1984-2003), Columbia University.	7	1[3]

John R. Whitmore 630 Fifth Avenue New York, NY 10111 Year of Birth: 1933	Director	Indefinite; 9 Years	Financial Advisor and Corporate Director	7	2[4]

[1]

Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[2]	Mr. Beard serves as Director of Cambridge Solutions Plc, Huntsworth Plc., Marc USA Corp. and One to One Interactive, Inc.

[3]	Ms. Francy serves as Director of Siebert Financial Corporation.

[4]	Mr. Whitmore serves as Director of B.F. Saul Company and Saul Centers, Inc.

What does the Board do?

          The role of the Board is to provide general oversight of the Corporation’s business affairs, and to exercise all the Corporation’s powers except those reserved for the shareholders. The Board also reviews contractual arrangements with companies that provide services to the Corporation and reviews the Funds’ performance as part of its responsibilities as Directors under the 1940 Act and Maryland state law.

What are the Committees of the Board?

          The Corporation has a Nominating Committee, an Audit Committee, a Governance Committee and a Pricing Committee. The Nominating Committee currently consists of the Corporation’s four Independent Directors, Messrs. Beard, Kaufman, and Whitmore and Ms. Francy. The Nominating Committee’s primary responsibility is to nominate Director candidates when there is a vacancy on the Board. The Nominating Committee also considers nominees from shareholders. To submit a recommendation for nomination as a candidate for a position on the Board, shareholders of the Funds should mail such recommendation to the Corporation’s Secretary, Diane J. Drake, at PNC Global Investment Servicing, 301 Bellevue Parkway, Wilmington, Delaware 19809. Such recommendations must include the following information: (1) a full description of the proposed candidate’s background, including his/her name, age, business address, residence address and principal occupation or employment; (2) evidence of Fund ownership of the person or entity recommending the candidate, including the Fund name(s), the number of shares beneficially owned and the date such shares were acquired; (3) information as to whether the candidate is, or is not, an “interested person” of the Corporation, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; (4) all other information related to the individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder, including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected); and (5) any other information that may be helpful to the Committee in evaluating the candidate. The Nominating Committee did not meet during the fiscal year ended October 31, 2008.

          The Audit Committee currently consists of three Independent Directors, Messrs. Beard and Kaufman and Ms. Francy. The primary duties of the Corporation’s Audit Committee are: (1) to recommend to the Board auditors to be retained for the next fiscal year; (2) to meet with the Corporation’s independent auditors as necessary; (3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors; (4) to review the fees charged by the auditors for audit and non-audit services; (5) to investigate improprieties or suspected improprieties in Fund operations; (6) to review the findings of U.S. Securities and Exchange Commission (“SEC”) examinations and consult with the Adviser on appropriate responses; and (7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met three times during the fiscal year ended October 31, 2008.

          The Governance Committee, which consists of all of the Directors, has the primary responsibility of overseeing the structure, compensation and operation of the Board. The Governance Committee met two times during the fiscal year ended October 31, 2008.

          The Corporation’s Pricing Committee consists of Messrs. Watson and Whitmore as well as certain representatives from the Adviser and the Funds’ administrator and accounting agent. The Pricing Committee’s primary responsibility is to oversee the Corporation’s valuation methodologies, including making determinations concerning the fair value of certain securities for which market quotations are not readily available. The Pricing Committee meets as necessary.

How often does the Board meet and what are Board Members paid?

          The Board anticipates meeting at least four times during the current fiscal year and more frequently as necessary. The Board held four regular meetings and three special meetings during the fiscal year ended October 31, 2008.

          Independent Directors receive from the Corporation an annual retainer of $82,500 (plus $25,000 for the Board’s Chairman, $5,000 for the Board’s Vice Chairperson, $15,000 for the Audit Committee Chairman and $7,500 each for the Governance Committee Chairman and Nominating Committee Chairman) and an annual retainer of $15,000 for serving as a member of the Pricing Committee. The Corporation does not compensate Interested Directors for their services as Board or committee members.

          In addition, each Independent Director also receives reimbursement of all out-of-pocket expenses relating to attendance at Board and committee meetings, and for attendance at Board and committee meetings receives the following:

	Scheduled In-Person Meetings (whether participating by phone or in-person)	Scheduled Telephonic Meetings

Regular Board Meeting	$7,500	$3,750

Special Board Meeting	$4,000	$2,000

Audit Committee Meeting	$4,000	$2,000

Nominating Committee Meeting	$4,000	$2,000

Governance Committee Meeting	$4,000	$2,000

          The table below sets forth the compensation received by each Director from the Corporation for the fiscal year ended October 31, 2008.

FISCAL YEAR ENDED OCTOBER 31, 2008

Name of Director	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as a Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex (7 Funds) Paid to Directors

Independent Directors
Eugene P. Beard	$165,750	-0-	-0-	$165,750
Patricia L. Francy	$152,000	-0-	-0-	$152,000
Robert M. Kaufman	$177,000	-0-	-0-	$177,000
John R. Whitmore	$143,000	-0-	-0-	$143,000

Interested Director
Stephen M. Watson	None	None	None	None

          The table below shows the dollar range of equity securities owned beneficially by each Director in the Funds and in any registered investment company overseen by the Directors within the same family of investment companies for the calendar year ended August 31, 2009 stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

Name of Director
	Eugene P. Beard	Patricia L. Francy	Robert M. Kaufman	Steven M. Watson	John R. Whitmore
Old Westbury U.S. Large Cap Fund	over $100,000	$0	$10,001- $50,000	$0	$0
Old Westbury Non-U.S. Large Cap	over $100,000	$0	$50,001- $100,000	$0	$10,001-$50,000
Old Westbury Global Small & Mid Cap Fund	over $100,000	$0	over $100,000	$0	$10,001-$50,000
Old Westbury Global Opportunities Fund	over $100,000	$0	$50,001- $100,000	$0	$10,001-$50,000
Old Westbury Real Return Fund	$0	$0	$50,001- $100,000	$0	$0
Old Westbury Fixed Income Fund	$0	$0	$50,001-$100,000	$0	$0
Old Westbury Municipal Bond Fund	$0	$0	$50,001- $100,000	$0	$0
Aggregate Dollar Range of Securities in Fund Complex	over $100,000	$0	over $100,000	$0	over $100,000

None of the Independent Directors or their immediate family members own securities of the Adviser, sub-advisers or the distributor of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser, sub-advisers or the distributor of the Funds.

Required Vote

          Election of the nominee as a Director will require approval by a majority of the votes cast at the Meeting or by proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ELECTION OF THE NOMINEE TO THE BOARD.

II. APPROVAL OF CERTAIN CHANGES TO THE FUNDS’ FUNDAMENTAL INVESTMENT LIMITATIONS

          Since the Funds were created, a number of legal and regulatory requirements applicable to investment companies have changed. As a result, many of the Funds are currently subject to a number of fundamental investment limitations that (i) are no longer required by the federal securities laws, rules or interpretations of the SEC staff; (ii) are more restrictive than those required under current law; or (iii) were adopted in response to regulatory, business or industry conditions that no longer exist. Under the 1940 Act, “fundamental” investment restrictions or limitations may only be changed or eliminated if shareholders approve such action. The Corporation’s Board is recommending that shareholders approve changes to or the elimination of certain fundamental investment limitations for the Funds principally to update or eliminate those investment limitations that are no longer required under the federal securities laws, are more restrictive than is currently required or are not required to be treated as fundamental.

          The Board believes that there are several benefits to revising the Funds’ fundamental investment limitations at this time. First, by reducing the total number of fundamental investment limitations and/or updating their language now, the Funds may be able to minimize the costs and delays associated with obtaining future shareholder approvals to revise fundamental investment limitations that have become outdated or inappropriate. Second, the Board believes that the Adviser’s or a sub-adviser’s ability to manage a Fund’s assets in a changing investment environment may be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board, rather than shareholder, approval when necessary to revise certain investment policies or strategies. Third, the changes will enable the Funds to enjoy the same level of investment flexibility enjoyed by other funds that compete with the Funds. Finally, the fundamental investment limitations are expected to enable the Funds and their service providers to more efficiently and more easily monitor portfolio compliance among the Funds. The proposed fundamental investment limitations will continue to cover those areas for which the 1940 Act requires the Funds to have fundamental restrictions or limitations. The investment strategies and practices of the Funds are not currently expected to change as a result of the proposed changes to the fundamental investment limitations, although, with the approval of the Board, the Adviser may change those strategies and practices in the future.

          The proposed elimination of, and revisions to, certain of the fundamental investment limitations of the Funds are discussed below. The following summaries of the Funds’ current fundamental investment limitations are qualified by reference to the actual text of the restrictions set forth in Appendix A. The table in Appendix A sets out in the left column the current fundamental investment limitations of the Funds that are proposed to be eliminated or changed in this Proxy Statement and, if applicable, in the right column, the proposed change to each such limitation.

Proposals

II-A.	Eliminate fundamental investment limitations relating to mortgaging, pledging or hypothecating assets.

Affected Funds: All Funds

          Each Fund currently has a fundamental investment limitation that prohibits it from pledging, mortgaging or hypothecating its assets for any purpose, except that a Fund may pledge not more than one-third of its total assets to secure certain borrowings (borrowings for only extraordinary or emergency purposes).

          This fundamental investment limitation may limit the ability of a Fund to enter into certain transactions that may be considered to involve the pledge of a Fund’s portfolio securities. For example, in connection with entering into certain swap or mortgage dollar roll transactions, the Fund’s obligations under such contracts may be considered to involve the pledge of the Fund’s assets. Current 1940 Act restrictions on issuing senior securities and borrowing limit the ability of a Fund to pledge or mortgage its assets and thus this current fundamental limitation is unnecessary. If the proposal is approved, this limitation will be eliminated.

II-B.	Eliminate fundamental investment limitations relating to joint securities trading account.

Affected Funds: Old Westbury U.S. Large Cap Fund, Old Westbury Non-U.S. Large Cap Fund, Old Westbury Global Small & Mid Cap Fund, Old Westbury Real Return Fund, Old Westbury Fixed Income Fund, and Old Westbury Municipal Bond Fund

          Each affected Fund has a fundamental investment limitation relating to joint trading account that prohibits such Fund’s participation on a joint or a joint and several basis in any securities trading account. Because Section 12(a)(2) of the 1940 Act prohibits a mutual fund from participating in a joint trading account unless allowed by rule or exemptive order, this current fundamental limitation is unnecessary. If the proposal is approved, this limitation will be eliminated.

II-C.	Revise the fundamental investment limitations relating to borrowing.

Affected Funds: All Funds

          Each Fund has a fundamental investment limitation relating to borrowing that, among other things, limits the purposes for which a Fund may borrow money. Specifically, the limitation provides that the Funds may only borrow money for extraordinary or emergency purposes (not for leveraging or investment). Such purposes might include, for example, borrowing in order to meet shareholder redemption requests.

          The Board is proposing that the affected Funds’ fundamental investment limitation on borrowing be made less restrictive to allow the Funds to borrow money to the maximum extent permitted by law. If shareholders approve this proposal, the fundamental investment limitation of each affected Fund related to borrowing would be revised as follows:

[The Funds may not:] Borrow money, except to the extent permitted by the 1940 Act, or any applicable rules, regulations or exemptive orders thereunder.

          The Board believes that the proposed borrowing limitation would permit typical industry borrowing arrangements for the Funds and provide enhanced investment flexibility as permitted under the 1940 Act. The 1940 Act generally prohibits a fund from borrowing unless the fund borrows from a bank and maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary administrative purposes. Certain trading practices, such as reverse repurchase agreements, options, futures, options on futures, and forward currency contracts, may constitute a borrowing and may be subject to the 1940 Act restrictions on borrowings.

          Because the proposed borrowing limitation would provide the affected Funds with additional borrowing flexibility, to the extent that a Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks inherent in borrowing, such as reduced total return and increased volatility.

II-D.	Revise the fundamental investment limitations relating to lending.

Affected Funds: All Funds

          Each Fund has a fundamental investment limitation relating to lending that imposes limitations on a Fund’s ability to lend portfolio securities. The Board is proposing that the affected Funds’ fundamental investment limitation on lending be made less restrictive to allow the affected Funds to lend assets to the maximum extent permitted by law. If shareholders approve this proposal, the fundamental investment limitation of each affected Fund relating to lending will be revised as follows:

[The Funds may not:] Make loans of cash, securities or other assets, except to the extent permitted by the 1940 Act, or any applicable rules, regulations, or exemptive orders thereunder.

Currently, SEC staff interpretations permit (i) lending of securities by a mutual fund of no more than one-third of its total asset value, including any collateral received from the loan, provided that loans are 100% collateralized by cash, cash equivalents or other high quality liquid securities, (ii) purchasing debt instruments or similar evidences of indebtedness, and (iii) entering into repurchase agreements1 or similar instruments that may be deemed to constitute a loan of money. To the extent that an affected Fund enters into certain transactions that may constitute a loan, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities.

          To the extent a Fund engages in portfolio lending activities, such Fund would benefit from any income generated by such lending but would also be subject to the risks associated with securities lending, including the risks of delay in recovery or loss of rights in collateral in the event of a default or insolvency of the borrower of the securities. A Fund may also have to pay lending fees to the party arranging the loan. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and

[1] A repurchase agreement involves a Fund’s purchase of certain high-quality, liquid obligations with a simultaneous agreement by the seller of those securities to repurchase them at the original purchase price plus accrued interest.

the Fund will also receive a fee or interest on the collateral. The proposed revised investment limitation would provide the affected Funds with the ability to engage in such lending.

II-E.	Revise the fundamental investment limitations relating to investments in real estate, real estate mortgage loans, oil, gas or other mineral exploration, leasing or development programs.

Affected Funds: Old Westbury U.S. Large Cap Fund, Old Westbury Non-U.S. Large Cap Fund, Old Westbury Global Small & Mid Cap Fund, Old Westbury Global Opportunities Fund, Old Westbury Fixed Income Fund, and Old Westbury Municipal Bond Fund

          Most of the affected Funds have a fundamental investment limitation relating to investments in real estate that generally prohibits them from investing in real estate, real estate mortgage loans or interests, including limited partnership interests, in oil, gas or other mineral exploration, leasing or development programs, but permits investments in securities secured by real estate or interests therein or issued by companies or other entities which invest, deal or otherwise engage in transactions in real estate or interests therein. The proposed revised fundamental investment regarding real estate investments is as follows:

[The Funds may not:] With respect to U.S. Large Cap Fund, Non-U.S. Large Cap Fund, Global Small & Mid Cap Fund, Global Opportunities Fund, Fixed Income Fund and Municipal Bond Fund, purchase or sell real estate, except that any of these Funds may: (i) purchase or sell securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; (ii) purchase or sell securities or instruments that are secured by real estate or interests therein; (iii) purchase or sell real estate mortgage loans; and (iv) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities or instruments which are secured by real estate or interests therein. With respect to Real Return Fund, such Fund may purchase or sell real estate.

The 1940 Act does not prohibit a fund from investing in real estate, either directly or indirectly. As such, the proposal reiterates the continuing ability of the Old Westbury Real Return Fund to purchase or sell real estate. The proposed revised investment limitation would not change the ability of the affected Funds to invest in securities secured by real estate or interests therein. It would, however, expand and clarify the ability of each of the affected Funds to invest in securities or other instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests, and real estate related securities or instruments for which there is a limited or no market. The proposed limitation would also permit the affected Funds to hold and sell real estate acquired by the Fund as a result of owning a security or other instrument. The proposed revision also eliminates the limitations on investing in real estate mortgage loans or interests, including limited partnership interests, in oil, gas or other mineral exploration, leasing or development programs.

          Modifying the affected Funds’ real estate limitations may increase the Funds’ exposure to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation and greater price volatility, to the extent that a Fund invests or increases its investments in real estate related securities.

II-F.	Revise the fundamental investment limitations regarding investments in commodities.

Affected Funds: Old Westbury U.S. Large Cap Fund, Old Westbury Non-U.S. Large Cap Fund, Old Westbury Global Small & Mid Cap Fund, Old Westbury Global Opportunities Fund, Old Westbury Fixed Income Fund, and Old Westbury Municipal Bond Fund

          Most of the affected Funds have a fundamental investment limitation relating to investments in commodities that generally prohibits them from investing in commodities, commodity contracts, or futures, except for financial futures contracts. The proposed revised fundamental investment limitation regarding investments in commodities is as follows:

[The Funds may not:] With respect to U.S. Large Cap Fund, Non-U.S. Large Cap Fund, Global Small & Mid Cap Fund, Global Opportunities Fund, Fixed Income Fund and Municipal Bond Fund, purchase or sell physical commodities, except that any of these Funds may: (i) purchase or sell securities or instruments of companies that purchase or sell commodities or that invest in such products; and (ii) purchase, sell or enter into transactions involving currencies, forward contracts, options, swap contracts, futures contracts and options thereon, hybrid instruments, and other derivative instruments relating to indices or individual commodities. With respect to the Real Return Fund, such Fund may purchase or sell physical commodities.

          The proposed revised fundamental investment limitation clarifies the ability of the affected Funds to engage in currency and financial futures contracts and related options, swap contracts and forward and to invest in securities or other instruments that are related to indices or individual commodities. This proposal also reiterates the continuing ability of the Old Westbury Real Return Fund to purchase or sell physical commodities and to invest in instruments related to commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under limited circumstances, also be considered to be commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, as a proxy for a direct investment or to enhance returns.

          Should an affected Fund increase its exposure to derivative instruments and contracts, it would be subject to the risks associated with such investments including potential price volatility, relative illiquidity and market speculation by other investors in such instruments and contracts.

II-G.	Revise the fundamental investment limitations relating to issuance of senior securities.

Affected Funds: All Funds

          Each Fund has a fundamental investment limitation relating to the issuance of senior securities that generally prohibits a Fund from issuing senior securities; however, for some Funds, certain portfolio investments or strategies, such as futures contracts and related options, reverse repurchase agreements and permitted borrowings, are excluded from this prohibition. The proposed revised fundamental investment limitation regarding the issuance of senior securities is as follows:

[The Funds may not:] Issue senior securities, except to the extent permitted by the 1940 Act or any applicable rules, regulations or exemptive orders thereunder.

The proposed revised limitation would permit the affected Funds to issue senior securities as permitted under the 1940 Act or any applicable rules, regulations or exemptive orders thereunder. The 1940 Act imposes limitations on a fund’s ability to issue senior securities. A “senior security” generally means any security evidencing indebtedness of a fund (e.g., a bond or note) or any class of shares of a fund having priority over any other class as to the fund’s assets or earnings. SEC staff interpretations allow a fund when certain conditions are satisfied to engage in specific transactions that might otherwise be considered to create “senior securities,” for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions).

          The proposed revised investment limitation is intended to simplify the language of the Funds’ policies concerning senior securities, and to permit each affected Fund to be in a position to take full advantage of the investment flexibility permitted under applicable law. The affected Funds do not have any present intention of changing their current investment strategies regarding transactions that may be viewed as resulting in the issuance of senior securities. Therefore, it is not anticipated that revising the current limitation will result in additional material risk to the affected Funds. Any additional risks to which a Fund may be exposed would also be limited by the restrictions on issuing senior securities imposed by the 1940 Act and any rule or exemption thereunder.

II-H.	Revise the fundamental investment limitations relating to industry concentration.

Affected Funds: All Funds

          Each Fund has a fundamental investment limitation regarding industry concentration. The proposed revised fundamental limitation relating to industry concentration is as follows:

[The Funds may not:] Invest 25% or more of the value of each Fund’s total assets in any particular industry. In addition, the Municipal Bond Fund may not invest 25% or more of the value of its total assets in industrial development bonds or other securities, the interest on which is paid from revenues of similar type projects. This limitation does not apply to (i) securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and repurchase agreements secured by them or securities issued by state or municipal governments and their political subdivisions are not considered members of any industry; and (ii) securities of management investment companies to the extent permitted by the 1940 Act or any applicable rules, regulations or exemptive orders.

The SEC staff takes the position that a fund “concentrates” its investments if it invests more than 25% of its total assets, exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities, in any particular industry. The proposed revised fundamental investment limitation for the affected Funds is substantially the same as the current limitation, except that it clarifies the scope of the limitation by expressly referencing, consistent with applicable rules under the 1940 Act and SEC staff positions, specific categories of assets that are excepted from coverage of the limitation.

II-I.	Revise the fundamental investment limitations relating to issuer diversification.

Affected Funds: All Funds

          Each Fund is currently subject to fundamental investment limitations relating to investments in a single issuer. The affected Funds that are “diversified” all generally have fundamental investment limitations prohibiting (i) investments of more than 5% of the value of the Fund’s total assets in any one issuer (the “5% limitation”); and (ii) the purchase of more than 10% of any class of voting securities of any one company (the “10% limitation”). In addition, the current limitations have applied the 5% and 10% limitations to 75% of the diversified Funds’ assets. Classification as “diversified” under the 1940 Act means that a fund may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies. The current limitations do not exclude U.S. government securities and other investment companies as permitted by the 1940 Act.

          While Old Westbury Global Opportunities Fund and Old Westbury Real Return Fund are not subject to the 1940 Act’s diversification requirements, in order to obtain the favorable tax treatment afforded regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), these Funds are required to comply with the diversification requirements for RICs under Subchapter M of the Code. Accordingly, these Funds have adopted fundamental investment limitations that were intended to track the requirements of Subchapter M of the Code. The requirements of Subchapter M of the Code are applicable to all investment companies that wish to be eligible for the favorable tax treatment afforded RICs; investment companies need not adopt such restrictions as part of their fundamental investment limitations.

          If this proposal is approved, the fundamental investment limitation of each affected Fund related to issuer diversification will be revised as set forth below:

[The Funds may not:] With respect to U.S. Large Cap Fund, Non-U.S. Large Cap Fund, Global Small & Mid Cap Fund, Fixed Income Fund and Municipal Bond Fund, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or of other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets will be invested in the securities of such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

          The proposed revised fundamental investment limitation would exclude from such 5% and 10% limitations securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by other investment companies which is consistent with the definition of a diversified investment company under the 1940 Act. The Board is recommending that the fundamental investment limitations that attempt to track the tax diversification requirements of the Code be eliminated for Old Westbury Real Return Fund and Old Westbury Global Opportunities Fund to avoid the instance where the Code or its regulations are changed or amended, but these Funds are unable to adapt to or comply with such changes or amendments without incurring additional delays and expenses by having to seek further approval from shareholders.

Required Vote

          Shareholders of each Fund will vote separately with respect to a Fund’s fundamental investment limitations. In addition, each proposed elimination of or change to a Fund’s fundamental investment limitations will be voted on separately from the other changes or eliminations proposed for that Fund. No proposal to eliminate or change a fundamental investment limitation is contingent upon the approval of any other such proposal. Therefore, it may be the case that some of a Fund’s fundamental investment limitations will be changed or eliminated as proposed, and others will not.

          For each Fund, the required vote for approval of the proposed elimination of, or changes to, its fundamental investment limitations is the affirmative vote of “a majority of the outstanding voting securities” of the Fund as defined by the 1940 Act. The term “majority of the outstanding voting securities,” as defined by the 1940 Act and as used in this Proxy Statement, means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting and entitled to vote, if more than 50% of the shares of that Fund are represented at the Meeting or represented by proxy, or (2) more than 50% of the outstanding shares of that Fund. If the required approval of a change to or elimination of a fundamental investment limitation is not obtained for a Fund, that Fund’s existing limitation will continue in effect, and the Board will consider such alternative actions as may be in the best interests of the Fund.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” EACH PROPOSED ELIMINATION OR CHANGE TO THE FUND’S FUNDAMENTAL INVESTMENT LIMITATIONS AS SET FORTH IN THIS PROPOSAL.

III. APPROVAL OF CHANGES TO THE INVESTMENT GOAL OF EACH OF THE AFFECTED FUNDS

III-A.	Change the Investment Goal of Old Westbury U.S. Large Cap Fund.

Affected Fund: Old Westbury U.S. Large Cap Fund

          The prospectus of the Corporation states that the current investment goal of the Old Westbury U.S. Large Cap Fund is to seek above-average long-term capital appreciation. The Board is proposing that the Old Westbury U.S. Large Cap Fund change its investment goal to the following:

[The Fund’s goal is to] seek long-term capital appreciation.

This change will result in the harmonization of all of the investment goals of the equity Funds of the Corporation. The principal risk of investing in the Old Westbury U.S. Large Cap Fund will not change in any material respect by this change in investment goal. If the proposed change in the investment goal of the Old Westbury U.S. Large Cap Fund is approved by its shareholders at the Meeting, the prospectus and statement of additional information of the Corporation will be revised, as appropriate, to reflect this change in the investment goal of the Old Westbury U.S. Large Cap Fund.

III-B.	Change the Investment Goal of Old Westbury Non-U.S. Large Cap Fund.

Affected Fund: Old Westbury Non-U.S. Large Cap Fund

          The current investment goal of the Old Westbury Non-U.S. Large Cap Fund is to seek long-term growth of capital. The Board is proposing that the Old Westbury Non-U.S. Large Cap Fund change its current investment goal to the following:

[The Fund’s goal is to] seek long-term capital appreciation.

This change will result in the harmonization of all the investment goals across all of the equity Funds of the Corporation. The principal risk of investing in the Old Westbury Non-U.S. Large Cap Fund will not change in any material respect by this change in investment goal. If the proposed change in the investment goal of the Old Westbury Non-U.S. Large Cap Fund is approved by its shareholders at the Meeting, the prospectus and statement of additional information of the Corporation will be revised, as appropriate, to reflect this change in the investment goal of the Old Westbury Non-U.S. Large Cap Fund.

III-C.	Change the Investment Goal of Old Westbury Real Return Fund.

Affected Fund: Old Westbury Real Return Fund

          The current investment goal of the Old Westbury Real Return Fund is to seek real return over inflation. The Board is proposing that the Old Westbury Real Return Fund change its current investment goal to the following:

[The Fund’s goal is to] to seek capital appreciation in inflationary environments.

This change will clarify that the Fund’s goal is to obtain a rate of return from capital gains and other income that exceeds the rate of inflation. The principal risk of investing in the Old Westbury Real Return Fund will not change in any material respect by this change in investment goal. If the proposed change in the investment goal of the Old Westbury Real Return Fund is approved by its shareholders at the Meeting, the prospectus and statement of additional information of the Corporation will be revised, as appropriate, to reflect this change in the investment goal of the Old Westbury Real Return Fund.

III-D.	Change the Investment Goal of Old Westbury Municipal Bond Fund.

Affected Fund: Old Westbury Municipal Bond Fund

          The current investment goal of the Old Westbury Municipal Bond Fund is to provide dividend income that is exempt from regular federal income tax. The Board is proposing that the Old Westbury Municipal Bond Fund amend its current investment goal to the following:

[The Fund’s goal is to] to seek total return consisting of capital appreciation and current income that is exempt from regular federal income tax.

This change will result in a greater harmonization of the investment goals across all bond Funds of the Corporation. The principal risk of investing in the Old Westbury Municipal Bond Fund will not change in any material respect by this change in investment goal. If the proposed change in the investment goal of the Old Westbury Municipal Bond Fund is approved by its shareholders at the Meeting, the prospectus and statement of additional information of the Corporation will be revised, as appropriate, to reflect this change in the investment goal of the Old Westbury Municipal Bond Fund.

Required Vote

          Shareholders of each of the affected Funds will vote separately with respect to that Fund’s investment goal. For each affected Fund, the affirmative vote of a majority of the outstanding voting securities of the Fund is required. If the required approval is not obtained for a Fund, the Fund’s existing investment goal will continue in effect, and the Board will consider such alternative actions as may be in the best interests of the Fund.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE AFFECTED FUNDS VOTE “FOR” THE PROPOSED CHANGE TO THE FUND’S INVESTMENT GOAL.

IV. TO APPROVE THE RECLASSIFICATION OF THE INVESTMENT GOALS OF THE FUNDS AS NON-FUNDAMENTAL

Affected Funds: All Funds

          Each Fund’s investment goal is currently classified as a “fundamental” policy and therefore can be changed only by a shareholder vote. If this proposal is approved, each affected Fund’s investment goal will become non-fundamental, meaning that it may be changed in the future without shareholder approval if the Board determines that the change is in the best interests of the Fund and its shareholders. The Board recommends that shareholders approve changes to the investment goals of four of the affected Funds as described above in Proposal III.

          The proposed reclassification would give the Board the flexibility to revise the affected Funds’ investment goals to respond to new developments, changed market conditions or other circumstances in a timely manner and without the delay and expense of obtaining a shareholder vote. By minimizing the number of policies that can be changed only by shareholder vote, an affected Fund would be able to avoid the costs and delays associated with holding a shareholder meeting when making changes to investment policies that, at a future time, the Board considers to be in the best interests of the Fund and its shareholders. If this proposal is approved and the Board thereafter decides to change a Fund’s investment goal, the Corporation’s prospectus would be supplemented to reflect any such change.

Required Vote

          Shareholders of each of the affected Funds will vote separately with respect to changing that Fund’s investment goal to non-fundamental. For each affected Fund, the affirmative vote of a majority of the outstanding voting securities of the Fund is required. If the required approval of a change to an investment goal as non-fundamental is not obtained for a Fund, a change in that Fund’s investment goal will continue to be fundamental, and the Board will consider such alternative actions as may be in the best interests of the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” THE PROPOSAL TO RECLASSIFY THE FUND’S INVESTMENT GOAL AS NON-FUNDAMENTAL.

V.	INFORMATION ABOUT THE CORPORATION

          This section provides certain information about the Corporation, including information about its officers, investment adviser, distributor, administrator, and the identity of persons holding more than 5% of the outstanding shares of any Fund.

          The Corporation is an open-end, management investment company that was established under the laws of the State of Maryland on August 26, 1993. The Corporation currently offers seven portfolios or funds. The address of the Corporation is 760 Moore Road, King of Prussia, PA 19406.

          Officers. The following table sets forth certain information regarding the officers of the Corporation.

OFFICERS OF THE CORPORATION

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years
Marc D. Stern 630 Fifth Avenue New York, NY 10111 Year of Birth: 1962	President	Indefinite; 4 Years

Senior Managing Director and Chief Investment Officer, The Bessemer Group, Incorporated and all bank subsidiaries thereof (Since 2004); Head of Wealth Management Group, Bernstein Investment Research & Management (1995 to 2004).

Steven L. Williamson 630 Fifth Avenue New York, NY 10111 Year of Birth: 1953	Chief Legal Officer	Indefinite; 6 Years

Managing Director and General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (Since 2007); Managing Director and Associate General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (2000-2006).

Don J. Andrews 630 Fifth Avenue New York, NY 10111 Year of Birth: 1958	Vice President & Chief Compliance Officer Chief Risk Management Officer	Indefinite; 6 Years 4 Months	Managing Director and Chief Compliance Officer, Bessemer Trust Company, N.A. (Since 2002).

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years
Peter C. Artemiou 630 Fifth Avenue New York, NY 10111 Year of Birth: 1962	Vice President & Assistant Treasurer Vice President & Treasurer	Indefinite; 6 Years 9 Months	Principal and Controller - Alternative Investments, The Bessemer Group, Incorporated and Bessemer Trust Company, N.A. (Since 2000).
Deborah J. Ferris 630 Fifth Avenue New York, NY 10111 Year of Birth: 1945	AML Compliance Officer, Vice President and Assistant Secretary	Indefinite; 5 Years	Principal and Director of Compliance, Bessemer Trust Company, N.A. (Since 2003).
Andrew J. McNally 760 Moore Road King of Prussia, PA 19406 Year of Birth: 1970	Vice President & Assistant Treasurer Vice President & Treasurer	Indefinite; 9 Months 2 Years

Vice President and Senior Director of Fund Accounting & Administration, PNC Global Investment Servicing (U.S.) Inc. (“PNC”) (Since 2007); Vice President and Director of Fund Accounting and Administration, PNC (2000-2006).

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 Year of Birth: 1967	Secretary	Indefinite; 2 Years	Vice President and Counsel, PNC (Since 2008); Vice President and Associate Counsel, PNC (2003-2007).
Jack Jafolla 760 Moore Road King of Prussia, PA 19406 Year of Birth: 1970	Assistant Treasurer	Indefinite; 2 Years	Sr. Manager of NAV Operations, PNC (Since 2008); Sr. Manager of Fund Accounting & Administration, PNC (2005-2008); Manager, Fund Accounting and Administration, PNC (1998-2005).
William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 Year of Birth: 1969	Assistant Secretary	Indefinite; 1 Year	Assistant Vice President and Manager, PNC (Since March 2008); Sr. Regulatory Administrator, PNC (2007-2008); Regulatory Administrator, PNC (2004-2007).

Investment Adviser. Bessemer Investment Management LLC, located at 630 Fifth Avenue, New York, New York 10111, serves as investment adviser to the Funds.

Distributor. PFPC Distributors, Inc., located at 760 Moore Road, King of Prussia, PA 19406, serves as the Funds’ distributor.

Administrator. PNC Global Investment Servicing (U.S.) Inc., located at 760 Moore Road, King of Prussia, PA 19406, serves as the Funds’ administrator.

Independent Registered Public Accountants. Ernst & Young LLP located at 5 Times Square, New York, New York 10036 serves as the Funds’ independent registered public accounting firm.

Significant Shareholders.

          As of the Record Date, NAIDOT & Co., acting in various capacities for numerous accounts, was the owner of record of 5% or more of the following Funds’ outstanding shares:

NAIDOT & Co.
c/o Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ 07095-1162

          [As of the Record Date, SEI Private Trust Company, acting in various capacities for numerous accounts, was the owner of record of 5% or more of the following Funds’ outstanding shares:

SEI Private Trust Company
c/o Gibraltar Bank
Attn Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456]

VI.	VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

          Shareholders of record at the close of business on September [30], 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The holders of one-third of the shares of each Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of such Fund at the Meeting, although it is necessary for more than 50% of the shares of each Fund to be represented in person or by proxy at the Meeting in order for all proposals other than Proposal I to be approved.

          Each shareholder is entitled to one vote for each share he or she owns of a Fund. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to a particular matter, shares will be voted in accordance with the recommendation of the Board. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Corporation prior to any such exercise, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

          Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions and “broker-non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted for quorum purposes. However, abstentions and broker non-votes are disregarded in determining the

“votes cast” on an issue. For this reason, abstentions and broker non-votes will assist a Fund in obtaining a quorum but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of a proposal.

Adjournments

          In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will (i) vote in favor of such adjournment for those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, (ii) vote against any adjournments for those proxies required to be voted against any Proposal that has not been adopted, and (iii) not vote any proxies that direct them to abstain from voting on such proposal.

          If sufficient favorable votes for one or more proposals have been received by the time of the Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.

Solicitations of Proxies

          The solicitation of proxies by mail and telephone may be made by officers and Directors of the Corporation and officers and employees of the Adviser, its affiliates and other representatives of the Corporation. The costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Meeting (including the costs of any additional solicitation and any adjournment session) will be borne equally by the Adviser and the Corporation.

Methods of Voting

          You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it (them) in the enclosed postage-paid envelope. You may also vote by attending the Meeting in person and voting. In addition, you may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. If your shares are held by a broker or nominees, you can arrange to vote your proxies by contacting your representative at the broker or nominee.

Shareholder Proposals at Future Meetings

          The Corporation is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a Fund’s proxy statement for the next meeting of shareholders of that Fund should send his or her written proposal to the Corporation’s Secretary, Diane J. Drake, at PNC Global Investing Servicing, 301 Bellevue Parkway, Wilmington, Delaware 19809. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Corporation’s governing instruments.

Other Matters

          No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

          One copy of this Proxy Statement will be mailed to shareholders sharing the same address unless the applicable Fund has received contrary instructions from one or more of the shareholders.

APPENDIX A

OLD WESTBURY FUNDS, INC.
CURRENT AND PROPOSED FUNDAMENTAL LIMITATIONS

FUNDAMENTAL LIMITATION:	Current Limitation:	Proposed Limitation:
II-A. Pledging of Assets

The Funds may not mortgage, pledge or hypothecate any assets except that a Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph 1 above. With respect to the U.S. Large Cap Fund, Fixed Income Fund, Global Small & Mid Cap Fund, Real Return Fund, Municipal Bond Fund and Global Opportunities Fund, initial or variation margin for futures contracts will not be deemed to be pledges of a Fund’s assets.

Eliminate.

II-B. Participation in Joint Securities Trading Account	Except for the Global Opportunities Fund, the Funds may not participate on a joint, or a joint and several, basis in any securities trading account.	Eliminate.

II-C. Borrowing

The Funds may not purchase securities on margin or borrow money, except (a) from banks for extraordinary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in the aggregate do not exceed an amount equal to one-third of the value of the total assets of a Fund less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times, and except that a deposit or payment by such Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

The Funds may not borrow money, except to the extent permitted by the 1940 Act or any applicable rules, regulations or exemptive orders thereunder.

II-D. Lending

The Funds may not lend portfolio securities of value exceeding in the aggregate one-third of the market value of a Fund’s total assets less liabilities other than obligations created by these transactions.

The Funds may not make loans of cash, securities or other assets, except to the extent permitted by the 1940 Act, or any applicable rules, regulations or exemptive orders thereunder.

II-E. Investments in Real Estate

With respect to the U.S. Large Cap Fund, Fixed Income Fund, Non-U.S. Large Cap, Global Opportunities Fund and Municipal Bond Fund, the Funds may not purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests, including limited partnership interests, in oil, gas or other mineral exploration, leasing or development programs, except that the Funds may invest in issuers that invest, deal or otherwise engage in transactions in real estate or interest therein, or invest in securities that are secured by real estate or interests therein.

With respect to U.S. Large Cap Fund, Non-U.S. Large Cap Fund, Global Small & Mid Cap Fund, Global Opportunities Fund, Fixed Income Fund and Municipal Bond Fund, the Funds may not purchase or sell real estate, except that any of these Funds may: (i) purchase or sell securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; (ii) purchase or sell securities or instruments that are secured by real estate or interests therein; (iii) purchase or sell real estate mortgage loans; and (iv) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities or instruments which are secured by real estate or interests therein. With respect to Real Return Fund, such Fund may purchase or sell real estate.

II-F. Investments in Commodities

With respect to the U.S. Large Cap Fund, Fixed Income Fund, Non-U.S. Large Cap and Municipal Bond Fund, the Funds may not purchase or acquire commodities, commodity contracts or futures except: (i) for the Non-U.S. Large Cap which may purchase and write options on foreign currencies or enter into forward delivery contracts for foreign currencies and may also purchase foreign index contracts; (ii) for the U.S. Large Cap Fund, Fixed Income Fund and Municipal Bond Fund which may enter into financial futures contracts; and (iii) for the Global Opportunities Fund which may purchase and sell options, forward contracts, futures contracts and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities (this limitation does not apply to foreign currency transactions including without limitation forward currency contracts).

With respect to U.S. Large Cap Fund, Non-U.S. Large Cap Fund, Global Small & Mid Cap Fund, Global Opportunities Fund, Fixed Income Fund and Municipal Bond Fund, the Funds may not purchase or sell physical commodities, except that any of these Funds may: (i) purchase or sell securities or instruments of companies that purchase or sell commodities or that invest in such products; and (ii) purchase, sell or enter into transactions involving currencies, forward contracts, options, swap contracts, futures contracts and options thereon, hybrid instruments, and other derivative instruments relating to indices or individual commodities. With respect to Real Return Fund, such Fund may purchase or sell physical commodities.

II-G. Issuance of Senior Securities	The Funds may not issue senior securities, except insofar as the Funds may be deemed to have issued a senior security in connection with any permitted borrowing.	The Funds may not issue senior securities, except to the extent permitted by the 1940 Act or any applicable rules, regulations or exemptive orders thereunder.

II-H. Industry Concentration

With respect to the U.S. Large Cap Fund, Non-U.S. Large Cap, Global Small & Mid Cap Fund, Real Return Fund, Global Opportunities Fund and Fixed Income Fund, each Fund will not invest 25% or more of the value of its total assets in any particular industry; and with respect to the Municipal Bond Fund, the Fund will not invest 25% or more of the value of its total assets in any one industry or in industrial development bonds or other securities, the interest on which is paid from revenues of similar type projects.

Each Fund may not invest 25% or more of the value of such Fund’s total assets in any particular industry. In addition, the Municipal Bond Fund may not invest 25% or more of the value of its total assets in industrial development bonds or other securities, the interest on which is paid from revenues of similar type projects. This limitation does not apply to (i) securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and repurchase agreements secured by them or securities issued by state or municipal governments and their political subdivisions are not considered members of any industry; and (ii) securities of management investment companies to the extent permitted by the 1940 Act or any applicable rules, regulations or exemptive orders.

II-I. Issuer Diversification

With respect to 75% of the total assets of each of the U.S. Large Cap Fund, Fixed Income Fund, Municipal Bond Fund, Non-U.S. Large Cap and Global Small & Mid Cap Fund, the Funds may not invest more than 5% of the value of the Fund’s total assets in any one issuer and own 10% or more of the outstanding voting securities of any one issuer. With respect to each of the Real Return Fund and Global Opportunities Fund, invest more than 25% of the value of the Fund’s total assets in any one issuer, and with respect to 50% of each Fund’s total assets, invest more than 5% of the value of the Fund’s total assets in any one issuer.

With respect to U.S. Large Cap Fund, Non-U.S. Large Cap Fund, Global Small & Mid Cap Fund, Fixed Income Fund and Municipal Bond Fund, the Funds may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or of other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets will be invested in the securities of such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

OLD WESTBURY U.S. LARGE CAP FUND

2 EASY WAYS TO VOTE YOUR PROXY
Vote by Phone: 1-8xx-xxx-xxxx and follow the instructions.
Vote by Mail: Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.

If you vote by telephone, you do not need to return your proxy card.

PROXY FOR SPECIAL MEETING ON DECEMBER 7, 2009 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on December 7, 2009 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR PROPOSALS

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Date

Signature(s) (if jointly held)	(Sign in the box)

Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [ x ]
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE ALL PROPOSALS IN THE SAME MANNER, PLEASE CHECK ONE OF THE BOXES BELOW

	FOR	AGAINST	ABSTAIN
VOTE ALL PROPOSALS AS	☐	☐	☐

PLEASE NOTE: Marking AGAINST or ABSTAIN above will count as a WITHHOLD for Proposal “I”. If a proxy card is marked both above this note and below it, the mark above will override any marks made below.

I.	Elect a Director
			FOR	WITHHOLD
	a.	Stephen M. Watson	☐	☐

			FOR	AGAINST	ABSTAIN
II.	To Eliminate or Revise Fundamental Investment Limitations Relating to:
	a.	Pledging of Assets	☐	☐	☐
	b.	Joint Securities Trading Account	☐	☐	☐
	c.	Borrowing	☐	☐	☐
	d.	Lending	☐	☐	☐
	e.	Investments in Real Estate	☐	☐	☐
	f.	Investments in Commodities	☐	☐	☐
	g.	Issuance of Senior Securities	☐	☐	☐
	h.	Industry Concentration	☐	☐	☐
	i.	Issuer Diversification	☐	☐	☐

III.	To Change the Investment Goal		☐	☐	☐

IV.	To Reclassify the Investment Goal as Non-Fundamental		☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

OLD WESTBURY NON-U.S. LARGE CAP FUND

2 EASY WAYS TO VOTE YOUR PROXY
Vote by Phone: 1-8xx-xxx-xxxx and follow the instructions.
Vote by Mail: Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.

If you vote by telephone, you do not need to return your proxy card.

PROXY FOR SPECIAL MEETING ON DECEMBER 7, 2009 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on December 7, 2009 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR PROPOSALS

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Date

Signature(s) (if jointly held)	(Sign in the box)

Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [ x ]
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE ALL PROPOSALS IN THE SAME MANNER, PLEASE CHECK ONE OF THE BOXES BELOW

	FOR	AGAINST	ABSTAIN
VOTE ALL PROPOSALS AS	☐	☐	☐

PLEASE NOTE: Marking AGAINST or ABSTAIN above will count as a WITHHOLD for Proposal “I”. If a proxy card is marked both above this note and below it, the mark above will override any marks made below.

I.	Elect a Director
			FOR	WITHHOLD
	a.	Stephen M. Watson	☐	☐

			FOR	AGAINST	ABSTAIN
II.	To Eliminate or Revise Fundamental Investment Limitations Relating to:
	a.	Pledging of Assets	☐	☐	☐
	b.	Joint Securities Trading Account	☐	☐	☐
	c.	Borrowing	☐	☐	☐
	d.	Lending	☐	☐	☐
	e.	Investments in Real Estate	☐	☐	☐
	f.	Investments in Commodities	☐	☐	☐
	g.	Issuance of Senior Securities	☐	☐	☐
	h.	Industry Concentration	☐	☐	☐
	i.	Issuer Diversification	☐	☐	☐

III.	To Change the Investment Goal		☐	☐	☐

IV.	To Reclassify the Investment Goal as Non-Fundamental		☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

OLD WESTBURY GLOBAL SMALL & MID CAP FUND

2 EASY WAYS TO VOTE YOUR PROXY
Vote by Phone: 1-8xx-xxx-xxxx and follow the instructions.
Vote by Mail: Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.

If you vote by telephone, you do not need to return your proxy card.

PROXY FOR SPECIAL MEETING ON DECEMBER 7, 2009 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on December 7, 2009 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR PROPOSALS

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Date

Signature(s) (if jointly held)	(Sign in the box)

Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [ x ]
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE ALL PROPOSALS IN THE SAME MANNER, PLEASE CHECK ONE OF THE BOXES BELOW

	FOR	AGAINST	ABSTAIN
VOTE ALL PROPOSALS AS	☐	☐	☐

PLEASE NOTE: Marking AGAINST or ABSTAIN above will count as a WITHHOLD for Proposal “I”. If a proxy card is marked both above this note and below it, the mark above will override any marks made below.

I.	Elect a Director
			FOR	WITHHOLD
	a.	Stephen M. Watson	☐	☐

			FOR	AGAINST	ABSTAIN
II.	To Eliminate or Revise Fundamental Investment Limitations Relating to:
	a.	Pledging of Assets	☐	☐	☐
	b.	Joint Securities Trading Account	☐	☐	☐
	c.	Borrowing	☐	☐	☐
	d.	Lending	☐	☐	☐
	e.	Investments in Real Estate	☐	☐	☐
	f.	Investments in Commodities	☐	☐	☐
	g.	Issuance of Senior Securities	☐	☐	☐
	h.	Industry Concentration	☐	☐	☐
	i.	Issuer Diversification	☐	☐	☐

III.	To Change the Investment Goal		Not Applicable

IV.	To Reclassify the Investment Goal as Non-Fundamental		☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

OLD WESTBURY GLOBAL OPPORTUNITIES FUND

2 EASY WAYS TO VOTE YOUR PROXY
Vote by Phone: 1-8xx-xxx-xxxx and follow the instructions.
Vote by Mail: Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.

If you vote by telephone, you do not need to return your proxy card.

PROXY FOR SPECIAL MEETING ON DECEMBER 7, 2009 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on December 7, 2009 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR PROPOSALS

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Date

Signature(s) (if jointly held)	(Sign in the box)

Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [ x ]
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE ALL PROPOSALS IN THE SAME MANNER, PLEASE CHECK ONE OF THE BOXES BELOW

	FOR	AGAINST	ABSTAIN
VOTE ALL PROPOSALS AS	☐	☐	☐

PLEASE NOTE: Marking AGAINST or ABSTAIN above will count as a WITHHOLD for Proposal “I”. If a proxy card is marked both above this note and below it, the mark above will override any marks made below.

I.	Elect a Director
			FOR	WITHHOLD
	a.	Stephen M. Watson	☐	☐

			FOR	AGAINST	ABSTAIN
II.	To Eliminate or Revise Fundamental Investment Limitations Relating to:
	a.	Pledging of Assets	☐	☐	☐
	b.	Joint Securities Trading Account	Not Applicable
	c.	Borrowing	☐	☐	☐
	d.	Lending	☐	☐	☐
	e.	Investments in Real Estate	☐	☐	☐
	f.	Investments in Commodities	☐	☐	☐
	g.	Issuance of Senior Securities	☐	☐	☐
	h.	Industry Concentration	☐	☐	☐
	i.	Issuer Diversification	☐	☐	☐

III.	To Change the Investment Goal		Not Applicable

III.	To Reclassify the Investment Goal as Non-Fundamental		☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

OLD WESTBURY REAL RETURN FUND

2 EASY WAYS TO VOTE YOUR PROXY
Vote by Phone: 1-8xx-xxx-xxxx and follow the instructions.
Vote by Mail: Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.

If you vote by telephone, you do not need to return your proxy card.

PROXY FOR SPECIAL MEETING ON DECEMBER 7, 2009 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on December 7, 2009 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR PROPOSALS

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Date

Signature(s) (if jointly held)	(Sign in the box)

Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [ x ]
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE ALL PROPOSALS IN THE SAME MANNER, PLEASE CHECK ONE OF THE BOXES BELOW

	FOR	AGAINST	ABSTAIN
VOTE ALL PROPOSALS AS	☐	☐	☐

PLEASE NOTE: Marking AGAINST or ABSTAIN above will count as a WITHHOLD for Proposal “I”. If a proxy card is marked both above this note and below it, the mark above will override any marks made below.

I.	Elect a Director
			FOR	WITHHOLD
	a.	Stephen M. Watson	☐	☐

			FOR	AGAINST	ABSTAIN
II.	To Eliminate or Revise Fundamental Investment Limitations Relating to:
	a.	Pledging of Assets	☐	☐	☐
	b.	Joint Securities Trading Account	☐	☐	☐
	c.	Borrowing	☐	☐	☐
	d.	Lending	☐	☐	☐
	e.	Investments in Real Estate	Not Applicable
	f.	Investments in Commodities	Not Applicable
	g.	Issuance of Senior Securities	☐	☐	☐
	h.	Industry Concentration	☐	☐	☐
	i.	Issuer Diversification	☐	☐	☐

III.	To Change the Investment Goal		☐	☐	☐

IV.	To Reclassify the Investment Goal as Non-Fundamental		☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

OLD WESTBURY FIXED INCOME FUND

2 EASY WAYS TO VOTE YOUR PROXY
Vote by Phone: 1-8xx-xxx-xxxx and follow the instructions.
Vote by Mail: Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.

If you vote by telephone, you do not need to return your proxy card.

PROXY FOR SPECIAL MEETING ON DECEMBER 7, 2009 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on December 7, 2009 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR PROPOSALS

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Date

Signature(s) (if jointly held)	(Sign in the box)

Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [ x ]
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE ALL PROPOSALS IN THE SAME MANNER, PLEASE CHECK ONE OF THE BOXES BELOW

	FOR	AGAINST	ABSTAIN
VOTE ALL PROPOSALS AS	☐	☐	☐

PLEASE NOTE: Marking AGAINST or ABSTAIN above will count as a WITHHOLD for Proposal “I”. If a proxy card is marked both above this note and below it, the mark above will override any marks made below.

I.	Elect a Director
			FOR	WITHHOLD
	a.	Stephen M. Watson	☐	☐

			FOR	AGAINST	ABSTAIN
II.	To Eliminate or Revise Fundamental Investment Limitations Relating to:
	a.	Pledging of Assets	☐	☐	☐
	b.	Joint Securities Trading Account	☐	☐	☐
	c.	Borrowing	☐	☐	☐
	d.	Lending	☐	☐	☐
	e.	Investments in Real Estate	☐	☐	☐
	f.	Investments in Commodities	☐	☐	☐
	g.	Issuance of Senior Securities	☐	☐	☐
	h.	Industry Concentration	☐	☐	☐
	i.	Issuer Diversification	☐	☐	☐

III.	To Change the Investment Goal		Not Applicable

III.	To Reclassify the Investment Goal as Non-Fundamental		☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

OLD WESTBURY MUNICIPAL BOND FUND

2 EASY WAYS TO VOTE YOUR PROXY
Vote by Phone: 1-8xx-xxx-xxxx and follow the instructions.
Vote by Mail: Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.

If you vote by telephone, you do not need to return your proxy card.

PROXY FOR SPECIAL MEETING ON DECEMBER 7, 2009 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on December 7, 2009 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR PROPOSALS

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Date

Signature(s) (if jointly held)	(Sign in the box)

Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [ x ]
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE ALL PROPOSALS IN THE SAME MANNER, PLEASE CHECK ONE OF THE BOXES BELOW

	FOR	AGAINST	ABSTAIN
VOTE ALL PROPOSALS AS	☐	☐	☐

PLEASE NOTE: Marking AGAINST or ABSTAIN above will count as a WITHHOLD for Proposal “I”. If a proxy card is marked both above this note and below it, the mark above will override any marks made below.

I.	Elect a Director
			FOR	WITHHOLD
	a.	Stephen M. Watson	☐	☐

			FOR	AGAINST	ABSTAIN
II.	To Eliminate or Revise Fundamental Investment Limitations Relating to:
	a.	Pledging of Assets	☐	☐	☐
	b.	Joint Securities Trading Account	☐	☐	☐
	c.	Borrowing	☐	☐	☐
	d.	Lending	☐	☐	☐
	e.	Investments in Real Estate	☐	☐	☐
	f.	Investments in Commodities	☐	☐	☐
	g.	Issuance of Senior Securities	☐	☐	☐
	h.	Industry Concentration	☐	☐	☐
	i.	Issuer Diversification	☐	☐	☐

III.	To Change the Investment Goal		☐	☐	☐

IV.	To Reclassify the Investment Goal as Non-Fundamental		☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.